Exhibit 10.1

Amendment No. 2

to the

SPONSORED RESEARCH AGREEMENT

between

Universal Display Corporation

and

The University of Southern California

This Amendment No. 2 (this “Amendment”) shall amend and modify, to the extent of any inconsistency, the Sponsored Research Agreement originally entered into effective as of May 1, 2006, by and between Universal Display Corporation (“UDC”) and the University of Southern California (“USC”), as previously amended (the “Agreement”).  This Amendment shall be deemed effective as of May 1, 2009.

WHEREAS, USC has subcontracted a portion of the Research under the Agreement to the University of Michigan (“Michigan”); and

WHEREAS, USC, Michigan and UDC desire to continue the Research under the Agreement for an additional four (4) year period.

NOW THEREFORE, each of the parties hereto, intending to be legally bound, hereby agrees as follows:

1. The period for performance of the Research is hereby extended for four (4) additional years, through April 30, 2013.  The period from May 1, 2009 through April 30, 2013 shall be referred to as (“Phase 5”) of the Research.

2. The Work Plan for Phase 5 of the Research is set forth in Exhibit A attached hereto, which exhibit is hereby incorporated into the Agreement by reference.

3. The Budget for Phase 5 of the Research is set forth in Exhibit B attached hereto, which exhibit is hereby incorporated into the Agreement by reference.  Unless otherwise agreed in writing, the total annual amounts due from UDC hereunder for performance of Phase 5 of the Research shall not exceed the maximum annual budgeted amounts in Exhibit B.

4. Except as set forth herein, all of the other terms and conditions of the Agreement shall remain the same and in full force and effect.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement by their duly authorized representatives.

Universal Display Corporation		The University of Southern California

By:	/s/ Steven V. Abramson	By:	/s/ Jean Chan
Name:	Steven V. Abramson	Name:	Jean Chan
Title:	President	Title:	Senior Contracts & Grants Administrator
Date:	May 7, 2009	Date:	5/4/09

	/s/ Mark E. Thompson		/s/ Stephen Forrest
	Professor Mark E. Thompson		Professor Stephen R. Forrest
	USC Principal Investigator		Michigan Principal Investigator

Date:	May 1, 2009	Date:	May 6, 2009